Consent of Independent Registered Public Accounting Firm

The Board of Directors
Nationwide Life and Annuity Insurance Company:

We consent to the use of our reports with respect to Nationwide Provident VA Separate Account A dated April 13, 2009 and Nationwide Life and Annuity Insurance Company dated April 10, 2009, included herein, and to the reference to our firm under the headings “Experts” and “Financial Information” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
December 30, 2009